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                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT

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                                                 DATE OF          STATE OF
              SUBSIDIARY NAME                 INCORPORATION    INCORPORATION                     BUSINESS PURPOSE
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SUBSIDIARIES OF BANKATLANTIC BANCORP,  INC.
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
BankAtlantic, A Federal Savings Bank         February 1952   U.S. of America    A federal savings bank which provides traditional
                                                                                  retail and commercial banking services.
ATM Services, Inc.                             May 1991          Florida        Inactive.
BBC Capital Trust 1                           March 1997         Delaware       A statutory business trust.
National Viatical Funding Corporation          June 1997         Florida        Inactive.
BankAtlantic Bancorp Partners, Inc.            May 1998          Florida        Inactive.
TSC Holding, Inc.                            November 1995       Florida        Invests in tax certificates.
Ryan Beck & Co., LLC.                        January 1965*      New Jersey      Investment bankers.
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SUBSIDIARIES OF RYAN BECK & CO. LLC.
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Ryan Beck Insurance Corp                       July 1988        New Jersey      Insurance services.
Ryan Beck Asset Sales, Inc.                  November 1988      New Jersey      Inactive.
Ryan Beck Financial Corp.                     March 1983        New Jersey      Broker/dealer.
Cumberland Advisors, Inc.                      July 1993          Maine         Money manager.
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SUBSIDIARIES OF BANKATLANTIC, F.S.B.
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Levitt Corporation                               1929            Florida        Real estate developer.
BANC Servicing Center, Inc.                 September 1995       Florida        Inactive.
BankAtlantic Factors, Inc.                   January 1997        Florida        Inactive.
BankAtlantic Holdings, Inc.                    May 1991           Nevada        Manages R.E.I.T.
BankAtlantic Leasing Inc.,
  A Florida Corp.                             August 1989        Florida        Inactive.
BankAtlantic Mortgage Corporation            December 1993       Florida        Inactive.
Fidelity Service Corporation                 October 1970        Florida        Inactive.
Gateway Center, Inc.                         January 1994        Florida        Inactive.
Hammock Homes, Incorporated                  October 1990        Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 1, Incorporated                    February 1991       Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 2, Incorporated                    February 1991       Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 3, Incorporated                    February 1991       Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 4, Incorporated                    February 1991       Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 7, Incorporated                      May 1991          Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 11, Incorporated                     May 1991          Florida        Invests in tax certificates.
BNA Mortgage Corporation                       May 1991          Florida        Inactive.
Heartwood 13, Incorporated                     May 1991          Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 14, Incorporated                     May 1991          Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 15, Incorporated                   January 1990        Florida        Invests in tax certificates.
Heartwood 16, Incorporated                     June 1992         Florida        Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
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
Heartwood 18, Incorporated                      June 1992         Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's foreclosures.
Heartwood 19, Incorporated                      June 1992         Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's foreclosures.
Heartwood 20, Incorporated                      June 1992         Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's tax lien acquisitions.
Heartwood 21, Incorporated                    February 1991       Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's foreclosures.
Heartwood 87, Incorporated                     March 1987         Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's foreclosures.
Heartwood 88, Incorporated                      May 1988          Florida       Takes title, manages, and disposes of
                                                                                BankAtlantic's tax lien acquisitions.
Heartwood 90, Incorporated                    November 1990       Florida       Takes title, manages, and disposes of BankAtlantic'
                                                                                foreclosures.
Heartwood 91, Incorporated                    January 1991        Florida       Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 91-2, Incorporated                    July 1987         Florida       Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood Holdings, Inc.                        July 1988         Florida       Real estate investment trust.
Leasing Technology, Inc. (LTI)                  July 1980         Florida       Lease financing of vehicles and equipment.
Professional Valuation Services, Inc.         October 1987        Florida       Receives commissions from a broker-dealer on
                                                                                security sales at BankAtlantic branches.
BNA Management and Acquisition                February 1991       Florida       Inactive.
  Services, Inc.
Heartwood 91-1, Incorporated                  February 1986       Florida       Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 91-3, Incorporated                  December 1985       Florida       Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
Heartwood 91-4, Incorporated                  January 1986        Florida       Takes title, manages, and disposes of BankAtlantic's
                                                                                foreclosures.
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SUBSIDIARIES OF (LTI) LEASING TECHNOLOGY INC.
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LTI Aviation Finance Corp.                    April 1997          Florida       Financing of aviation equipment
LTI Vehicle Finance Corp.                    December 1997        Florida       Financing of motor vehicles
LTI Vehicle Leasing Corp.                      May 1987           Florida       Leasing of motor vehicles
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SUBSIDIARIES OF LEVITT CORPORATION
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Levitt and Sons, Inc.                            1929            Maryland       Real estate holding company.
St. Lucie West Holding Corp.                   May 1996           Florida       Real estate holding company.
BankAtlantic Venture Partners 1, Inc.        December 1985        Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 2, Inc.        December 1986        Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 3, Inc.        December 1987        Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 4, Inc.        December 1987        Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 5, Inc.        December 1987        Florida       Invests in real estate joint ventures.
St. Lucie Farms, Inc.                         March 1998          Florida       Holds real estate.
BankAtlantic Venture Partners 7, Inc.          May 1998           Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 8, Inc.          May 1998           Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 9, Inc.          May 1998           Florida       Invests in real estate joint ventures.
BankAtlantic Venture Partners 10, Inc.         May 1998           Florida       Invests in real estate joint ventures.
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
BankAtlantic Venture Partners 11, Inc.        April 1999          Florida        Invests in real estate joint ventures.
BankAtlantic Venture Partners 12, Inc.        April 1999          Florida        Invests in real estate joint ventures.
BankAtlantic Venture Partners 13, Inc.        April 1999          Florida        Invests in real estate joint ventures.
BankAtlantic Venture Partners 14, Inc.        April 1999          Florida        Invests in real estate joint ventures.
BankAtlantic Venture Partners 15, Inc.        April 1999          Florida        Invests in real estate joint ventures.
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SUBSIDIARIES OF LEVITT AND SONS, INC.
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Hamshire Homes, LTD                            June 1986          Maryland       Holds real estate.
LD Corporation of Broward, Inc.                 May 1988          Florida        Inactive.
LD Financial Management, Inc.                  August 1996        Florida        Inactive.
Levitt at Amherst, Inc.                       October 1987        Florida        General partner in real estate development.
Levitt at Bear Lakes                          November 1992       Florida        Inactive.
Levitt at Huntington Lakes, Inc.              October 1994        Florida        Develops real estate.
Levitt at Twin Acres, Inc.                    December 1993       Florida        General partner in real estate development.
Levitt at Westchester West, Inc.             September 1988       Florida        General partner in real estate development.
Levitt at Westchester, Inc.                   October 1987        Florida        Inactive.
Levitt Care Corporation                       October 1988        Florida        General partner in real estate development.
Levitt Hagen Ranch, Inc.                       March 1998         Florida        General partner in real estate development.
Levitt Homes at Waters Edge, Inc.              August 1988        New York       Inactive.
Levitt Homes, Incorporated                    February 1976       Delaware       Develops real estate.
Levitt Industries, Inc.                       October 1979        Florida        Inactive.
Levitt Mortgage Corp.                        September 1960       Florida        Mortgage broker.
Levitt Property Management, Inc.              December 1985       Florida        Inactive.
Levitt Realty Services, Inc.                  October 1990        Florida        Real estate broker.
Levitt Springs, Inc.                            June 1990         Florida        General partner in real estate development.
Levitt & Sons, Incorporated                   December 1977       Delaware       Inactive.
LHBC Holdings, Inc.                            August 1996        Florida        Holding company.
LM Mortgage Corp.                              April 1999         Florida        Mortgage broker.
Levitt-Northpark Inc.                           May 1987          Florida        Inactive.
Levitt Construction Corp., East               October 1979        Florida        General contractor.
Lev-Brn, Inc.                                   July 1988         Florida        Inactive.
The Village at Emerald Lakes, Inc.              July 1990         Florida        Inactive.
UFC Title Insurance                           November 1984       Florida        Title agent.
Woodmere Homes, Inc.                          December 1988       Florida        Inactive.
Levitt Homes Bellaggio Partners, Inc.         December 1999       Florida        Develops and sells real estate.
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SUBSIDIARIES OF ST. LUCIE WEST HOLDING CORP.
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St. Lucie Farmers, Inc.                       October 1998        Florida        Holds real estate.
St. Lucie West Development Corp.                May 1996          Florida        Holds real estate.
St. Lucie West Realty, Inc.                        1986           Florida        Sale of real estate.
St. Lucie West Utilities, Inc.                 April 1986         Florida        Manages utilities.
Lake Charles Development Corp.                  May 1996          Florida        Develops real estate.


* Original partnershp founded in 1946.

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